UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 24, 2012

SUNOCO LOGISTICS PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-31219	23-3096839
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

1818 Market Street, Suite 1500, Philadelphia, PA		19103-3615
(Address of principal executive offices)		(Zip Code)

(215) 977-3000

(Registrant’s telephone number, including area code)

N/A

(Former name or form address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors (“Board”) of Sunoco Partners LLC (the “Company”) approved certain changes to the Company’s Long-Term Incentive Plan (“LTIP”), effective as of Wednesday, October 24, 2012, and applicable to subsequent equity awards made pursuant to the LTIP. These changes include:

(1)	revision of certain definitions used in the LTIP, in order to reflect the recent change in ownership of the Company, from Sunoco, Inc. to Energy Transfer Partners, L.P.;

(2)	forfeiture of unvested Unit Options, or Restricted Units, in the event of termination of employment with the Company due to the participant’s death or retirement; and

(3)	modification to the timing of cash payments with respect to distribution equivalent rights.

The foregoing description of the changes to the Company’s LTIP does not purport to be complete and is subject, and qualified in its entirety by reference, to the full text of the LTIP, which will be included as an exhibit to the Partnership’s Quarterly Report on Form 10-Q for the third quarter of 2012, to be filed with the SEC on or before November 9, 2012.

Item 8.01.	Other Events.

On Wednesday, October 24, 2012, the Board established a payment date of November 14, 2012 for the payment of the Partnership’s quarterly cash distribution for the third quarter of 2012, payable to common unit holders of record at the close of business on November 8, 2012. The actual rate of payment (dollars/common unit) will be determined by subsequent Board action on or before November 7, 2012, and will be announced at that time.

Safe Harbor Statement

Statements contained in this report, or the exhibits to this report, that state the Partnership’s expectations or predictions of the future are forward-looking statements and are inherently uncertain. Actual results could differ materially from those projected in such forward-looking statements. Factors that could affect such results include those mentioned in the documents that the Partnership has filed with the Securities and Exchange Commission. The Partnership undertakes no obligation to update forward-looking statements as a result of new information, future developments or otherwise, except as expressly required by law. All forward-looking statements in this current report on Form 8-K are qualified in their entirety by this cautionary statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNOCO LOGISTICS PARTNERS L.P.

By:	Sunoco Partners LLC,
its General Partner

	By:	/s/ KATHLEEN SHEA-BALLAY
Kathleen Shea-Ballay
Vice President, General Counsel
and Corporate Secretary

October 25, 2012

Philadelphia, PA